UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 19, 2008
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03(a) Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 19, 2008, the Board of Directors of General Motors Corporation approved amendments to the Corporation’s Bylaws effective immediately.
Section 2.4, which establishes the process for calling a special meeting of the Board as well as the timing of notice of a special meeting, was amended to add that the secretary of the Corporation may provide less than 24 hours notice if such notice is reasonable under the circumstances.
In addition, Section 2.5, which sets the quorum for meetings of the Board, was amended to provide that one third of the whole Board constitutes a quorum at a regular or special meeting of the Board for which directors receive notice at least 24 hours in advance and that for a special meeting for which directors received less than 24 hours’ notice, a majority of the whole Board constitutes a quorum.
ITEM 9.01 Financial Statements and Exhibits
The following Exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.
(d)	Exhibit

Exhibit No.	Description

3.1	Bylaws of General Motors Corporation, as amended December 19, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: December 22, 2008	By:	/s/ Nick S. Cyprus
Nick S. Cyprus, Controller and
Chief Accounting Officer